                                                                    EXHIBIT 10.4




                           FORM OF U.S. TIMBERLANDS
                         1997 LONG-TERM INCENTIVE PLAN

     U.S. Timberlands Services Company, L.L.C., a Delaware limited liability company (the "Company"), hereby establishes the U.S. Timberlands 1997 Long-Term
              -------
Incentive Plan (the "Plan") as of the effective date of the initial public
                     ----
offering ("IPO Date") of MLP Common Units of U.S. Timberlands Company, L.P.
           --------
("UST MLP").
---------

     SECTION 1.  Purpose.  The purpose of the Plan is to promote the interests
                 -------
of the Company and UST MLP by (i) helping the Company to attract and retain Key Employees and Directors and (ii) encouraging Key Employees and Directors to acquire or increase their ownership of MLP Common Units and to provide a means whereby such individuals may develop a sense of proprietorship and personal involvement in the development and financial success of UST MLP, thus encouraging them to devote their best efforts to the business of UST MLP, and thereby advancing the interests of UST MLP and the Company.

     SECTION 2.               Definitions.  As used in this Plan:
                              -----------

     "Act" means the Securities Act of 1933, as amended.
      ---

     "Affiliate" means any person that directly or indirectly controls, is
      ---------
controlled by, or is under common control with the person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a person whether through ownership of voting securities, by contract or otherwise.

     "Award" means an Option or Phantom Unit granted under this Plan.
      -----

     "Change in Capitalization" means any increase or reduction in the number of
      ------------------------
MLP Common Units, any change in the MLP Common Units, or exchange of MLP Common Units for a different number or kind of units or other securities of UST MLP by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or other convertible securities, unit distribution, unit split or reverse unit split, cash distribution, property distribution, combination or exchange of units, repurchase of units, change in structure or otherwise.

     "Change of Control" means the occurrence during the term of the Plan of:
      -----------------

     (i) an acquisition (other than directly from UST MLP ) of MLP Common Units, MLP Subordinated Units or voting equity interests of UST MLP ("Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than UST MLP, the Company or any of their affiliates, immediately after which such Person has "Beneficial Ownership" (within the meaning of

Rule 13d-3 promulgated under the Exchange Act) of more than twenty five percent (25%) of the combined voting power of UST MLP's then outstanding Units; provided, however, that in determining whether a Change of Control has occurred, Units which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change of Control.
A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or the UST MLP or (B) any corporation, partnership or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by UST MLP (for purposes of this definition, a "Subsidiary"), (ii) UST MLP or Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

     (ii) approval by the partners of UST MLP of (A) a merger, consolidation or reorganization involving UST MLP, unless (x) the holders of MLP Common and MLP Subordinated Units immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding MLP Common and MLP Subordinated Units of the entity resulting from such merger, consolidation or reorganization (the "Surviving Entity") in substantially the same proportion as their ownership of the MLP Common and MLP Subordinated Units immediately before such merger, consolidation or reorganization, and (y) no person or entity (other than UST MLP, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by UST MLP, the Company, the Surviving Entity, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than twenty five percent (25%) of the then outstanding MLP Common and MLP Subordinated Units), has Beneficial Ownership of more than twenty five percent (25%) of the combined voting power of the Surviving Entity's then outstanding voting securities; (B) a complete liquidation or dissolution of UST MLP; or (C) the sale or other disposition of fifty percent (50)% or more of the net assets of UST MLP to any Person (other than a transfer to a Subsidiary). A transaction described in clauses (x) or (y) of subsection (A) hereof shall be referred to as a "Non-Control Transaction;" or

     (iii) a Qualified Owner or Qualified Owners (as defined below) not having, in the aggregate, Beneficial Ownership of at least fifty and one-tenth percent (50.1)% of the combined voting power of UST MLP's then outstanding Units. For purposes of this definition of "Change of Control", "Qualified Owner" shall mean John M. Rudey ("Rudey") and the Members (as defined below), or any Person of which Rudey owns (directly or indirectly) a majority of the combined voting power of its outstanding voting securities. "Members" shall mean, as of any date, the Members, from time to time, of the Company.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by UST MLP which, by reducing the number of Voting Securities outstanding, increases the proportional number of MLP Common or MLP Subordinated Units Beneficially Owned by the
Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by UST MLP, and after such acquisition by UST MLP, the Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.

     "Committee" means the Compensation Committee of the Board of Directors of
      ---------
the Company.

     "DER" means a contingent right, granted in tandem with a specified Option
      ---
or Phantom Unit, to receive an amount in cash equal to the cash distributions made by UST MLP with respect to an MLP Common Unit.

     "Director" means any individual who is a member of the Board of Directors
      --------
of the Company.

     "Disabled" means a disability that entitles a Participant to benefits under
      --------
a long-term disability plan of the Company.

     "Exercise Price" means the purchase price per MLP Common Unit payable upon
      --------------
the exercise of an Option.

     "Grant Date" means the date specified by the Committee on which an Option
      -----------
or Phantom Unit is granted to a Participant.

     "Key Employee" means any individual who is a key employee of the Company or
      ------------
an Affiliate as determined by the Committee.

     "MLP Common Unit" means a limited partner interest in UST MLP represented
      ---------------
by a Common Unit as defined in the UST MLP Partnership Agreement.

     "Members" means the members of the Company.
      -------

     "MLP Subordinated Units" means a limited partner interest in UST MLP
      ----------------------
represented by a Subordinated Unit as defined in the UST MLP Partnership Agreement.

     "Option" means the right to purchase a MLP Common Unit upon the exercise of
      ------
an Option.

     "Participant" means a Key Employee or Director who is selected by the
      -----------
Committee to receive a grant of Options or Phantom Units under the Plan.

     "Phantom Unit" means a notional (or phantom) unit granted under the Plan,
      ------------
which upon vesting entitles the Participant to receive an MLP Common Unit.

     "Retirement" means retirement from the Company and its Affiliates or from
      ----------
the Board of Directors of the Company, which requires the consent of the Committee if prior to reaching age 65.

     "Units" means, collectively, MLP Common Units and MLP Subordinated Units
      -----
and any other limited partner interests in UST MLP.

     "UST MLP Partnership Agreement" means the Amended and Restated Agreement of
      -----------------------------
Limited Partnership of UST MLP, as amended from time to time.

     SECTION 3.  MLP Common Units Available under Plan.  Subject to adjustments
                 -------------------------------------
as provided in Section 7, the maximum number of Awards that may be granted under this Plan shall be equal to 10% of the sum of (i) the number of MLP Common Units outstanding, on a primary basis, on the IPO Date, plus (ii) the number of MLP Common Units issued upon exercise of the Over-Allotment Option (as defined in the UST MLP Partnership Agreement); provided, however, any Awards that are forfeited or which expire for any reason without payment will again be available for grant under this Plan. MLP Common Units to be delivered by the Company upon the exercise of an Option or the vesting of Phantom Units granted under the Plan may be MLP Common Units acquired by the Company in the open market, MLP Common Units acquired by the Company directly from UST MLP or any other person, or any combination of the foregoing.

     SECTION 4.  Grants of Options.  The Committee, in its discretion, may from
                 -----------------
time to time grant Options to any Key Employee or Director upon such terms and conditions as it may determine in accordance with the following:

     (a) Each grant will specify the number of MLP Common Units to which it pertains.

     (b) Each grant will specify its Exercise Price.

     (c) Each grant will specify the manner in which the Exercise Price will be payable, if other than in cash or check.

     (d) Each grant made effective as of the IPO Date shall become exercisable automatically upon the conversion of the MLP Subordinated Units to MLP Common Units in accordance with Section 5.8 of the UST MLP Partnership Agreement as in effect on the IPO Date. The percentage of Options granted as of the IPO Date which become exercisable upon any such a conversion shall equal a fraction the numerator of which is the number of MLP Subordinated Units converted pursuant to such conversion and the denominator of which is the number of MLP Subordinated Units issued and outstanding immediately after the underwriters' overallotment option in the Initial Public Offering of Units is exercised or expires. Each grant made after the IPO Date will specify the terms and conditions for the Option to become exercisable by the Participant, which may include, without limitation, the conversion of MLP Subordinated Units to MLP Common Units or such other criteria as the Committee may establish in its discretion with respect to such grant.

     (e) A grant may include, in the sole discretion of the Committee, tandem DERs to become vested and paid on such terms as the Committee may prescribe.

     (f) Each grant will specify the period during which the Option may be exercised, but no Option will be exercisable more than ten years from its Grant Date.

     (g) Each Option grant will be evidenced by an agreement executed on behalf of the Company by any authorized officer and delivered to the Participant and containing such terms and provisions consistent with this Plan, as the Committee may approve.

          Notwithstanding the foregoing, Options may be granted from time to time in substitution for options held by employees of other employers who become Key Employees as the result of a merger, consolidation or the acquisition by the Company or any Affiliate of such employer, assets of such employer, or any similar event transaction. The terms and conditions of substitute Options granted may vary from the terms and conditions set forth above, to the extent the Committee, at the time of grant, deems it appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

          Notwithstanding anything in this Plan to the contrary, upon a Change of Control all outstanding Options (and tandem DERs, if any) shall automatically become fully exercisable (or vested and payable, with respect to DERs).

     SECTION 5.     Grants of Phantom Units.  The Committee, in its discretion,
                    -----------------------
may from time to time grant Phantom Units to any Key Employee or Director upon such terms and conditions as it may determine in accordance with the following:

     (a) Each grant will specify the number of Phantom Units to which it pertains.

     (b) Each grant will specify the terms and conditions for the Participant to become vested in such Phantom Units, which may include, without limitation, such performance criteria as the Committee may establish in its discretion with respect to such grant.

     (c) A grant may include, in the sole discretion of the Committee, tandem DERs to become vested and paid on such terms as the Committee may prescribe.

     (d) Each grant will be evidenced by a grant agreement executed on behalf of the Company by any authorized officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve with respect to such grant.

          Notwithstanding anything in this Plan to the contrary, upon a Change of Control all outstanding Phantom Units (and tandem DERs, if any) shall automatically become fully vested and payable.

     SECTION 6.     Transferability.  Awards granted under this Plan shall not
                    ---------------
be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

     SECTION 7.     Adjustments.
                    -----------

     (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number of MLP Common Units with respect to which Awards may be granted under the Plan, (ii) the number of MLP Common Units which are subject to outstanding grants of Awards under the Plan, and (iii) the Exercise Price of any outstanding Options.

     (b) If, by reason of a Change in Capitalization, a Participant shall be entitled to new, additional or different rights to acquire MLP Common Units or other securities, such new, additional or different rights or securities shall thereupon be subject to all of the conditions, and restrictions which were applicable to the MLP Common Units subject to the Award prior to such Change in Capitalization.

     SECTION 8.     No Fractional Units.  The Company will not be required to
                    -------------------
deliver any fractional MLP Common Units pursuant to this Plan. The Committee, in its discretion, may provide for the elimination of fractions or for the settlement of fractions in cash.

     SECTION 9.     Withholding of Taxes.  To the extent that the Company is
                    --------------------
required to withhold any taxes in connection with any grant, exercise or payment made to a Participant or any other person under this Plan, it will be a condition to the receipt of such grant, exercise or payment that the Participant or such other person make arrangements satisfactory to the Company for the payment of such taxes, which arrangements in the discretion the Committee may include the relinquishment of a portion of such person's vested Awards.

     SECTION 10.    Investment Representation.  Unless the MLP Common Units
                    -------------------------
subject to the Phantom Units granted under the Plan have been registered under the Act (and, in the case of any Participant who may be deemed an affiliate of the Company or UST MLP for securities law purposes, such MLP Common Units have been registered under the Act for resale by such Participant), or the Company has determined that an exemption from registration is available, the Company may require prior to and as a condition of the delivery of any MLP Common Units that the person vesting under an Award hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring said MLP Common Units solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such MLP Common Units otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the MLP Common Units are registered under the Act or the Company is satisfied that an exemption from such registration is available.

     SECTION 11.    Compliance with Securities Laws.  Notwithstanding anything
                    -------------------------------
herein or in any other agreement to the contrary, UST MLP shall not be obligated to sell or issue any MLP Common Units to the Company under the Plan unless and until UST MLP is satisfied that such sale or issuance complies with (i) all applicable requirements of the securities exchange on which the MLP Common Units are traded (or the governing body of the principal market in which such MLP

Common Units are traded, if such MLP Common Units are not then listed on an exchange), (ii) all applicable provisions of the Act and (iii) all other laws or regulations by which UST MLP is bound or to which UST MLP is subject. The Company acknowledges that, as the general partner of UST MLP, it is an affiliate of UST MLP under the securities laws and it shall comply with such laws and obligations of UST MLP relating thereto as if they were directly applicable to the Company.

     SECTION 12.    Administration of the Plan.  (a) This Plan will be
                    --------------------------
administered by the Committee.

     (b) Subject to the terms of the Plan and applicable law, the Committee shall have the sole power, authority and discretion to: (i) designate the Key Employees and Directors who are to be Participants; (ii) determine the number of Options and/or Phantom Units (and DERs, if any) to be granted to a Key Employee or Director; (iii) determine the terms and conditions of any grant of Options and/or Phantom Units (and any tandem DERs) to a Key Employee or Director; (iv) interpret, construe and administer the Plan and any instrument or agreement relating to Options and/or Phantom Units (and any tandem DERs) granted under the Plan; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (vi) make a determination as to the right of any person to exercise an Option or to receive payment with respect to Phantom Units (and any tandem
DERs); and (vii) make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan.

     (c) The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any grant agreement in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

     SECTION 13.    Amendments, Termination, Etc.  (a) The Plan may be amended
                    ----------------------------
from time to time by the Board of Directors of the Company; provided, however, that no change in any outstanding grant may be made that would impair the rights of the Participant without the consent of such Participant and further, during the Subordination Period (as defined in the MLP Partnership Agreement), no amendment will be made without the approval of a majority of the holders of MLP Common Units that would increase the total number of MLP Common Units available for grants under the Plan.

     (b) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Affiliate, nor will it interfere in any way with any right the Company or any Affiliate would otherwise have to terminate such Participant's employment or other service at any time.

     (c) The Board of Directors of the Company, in their discretion, may terminate the Plan at any time with respect to any MLP Common Units for which a grant has not theretofore been made.

     SECTION 14.    Governing Law.  The validity, construction and effect of the
                    -------------
Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law, and to the extent not preempted thereby, with the laws of the State of Delaware.

                            FORM OF GRANT AGREEMENT

                             [Company Letterhead]

                                                                        , 199
                                                             -----------     ---
                            Grant of Phantom Units


----------------

----------------

----------------


Dear         :
    ---------

     I am pleased to inform you that you have been granted         Phantom Units
                                                           -------
as of the above date pursuant to the Company's Long-Term Incentive Plan (the "Plan"). The terms and conditions of this grant are as set forth below. A list of the initial grantees under the Plan is attached hereto as Schedule A.

     1. Subject to the further provisions of this Agreement, the Phantom Units granted to you shall become vested (payable) as follows: (i) on December 31, 1998, as to 10% of the Phantom Units; (ii) on December 31, 1999, as to an additional 10% of the Phantom Units; and (iii) on December 31, 2000, as to an additional 10% of the Phantom Units; provided, however, additional Phantom Units shall vest on each of the dates if and to the extent the Performance Test (as defined below) for the applicable period has been achieved by UST MLP as provided below:

     (a) on December 31, 1998, (i) an additional 10% of the Phantom Units shall vest, if the Adjusted Operating Surplus generated by UST MLP during the consecutive four-Quarter period ending on such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units, plus the related distribution on the general partner interest in UST MLP and the managing member interest in the Operating Company during such period (the "Performance Test");

     (b) on December 31, 1999, (i) an additional 10% of the Phantom Units shall vest, if the Performance Test set forth in Section 1(a) shall have been met; and
(ii) an additional 10% of the Phantom Units shall vest, if the Performance Test for the consecutive four-Quarter period ending on December 31, 1999 shall have been met; and

     (c) on December 31, 2000; (i) an additional 10% of the Phantom Units shall vest, if the Performance Test set forth in Section 1(a) shall have been met; and
(ii) an additional 10% of the Phantom Units shall vest, if the Performance Test set forth in Section 1(b)(i) shall have been met; and (iii) all remaining Phantom Units shall vest, if the

Performance Test for the consecutive four-Quarter period ending on December 31, 2000 shall have been met.

     2. In the event of your termination of employment with the Company and its Affiliates for any reason other than your death, a disability that entitles you to benefits under a long-term disability plan of the Company ("Disability"), or your retirement, which requires the consent of the Committee if you retire prior to reaching age 65 ("Retirement"), to the extent the Phantom Units are not vested on such date of termination, all such unvested Phantom Units shall automatically lapse and be canceled unpaid as of your date of termination.

     3. In the event of your termination of employment with the Company and its Affiliates by reason of your death, Disability or Retirement, the Phantom Units shall be deemed 100% vested on such date of termination.

     4. Upon payment of a vested Phantom Unit, you agree that the Company may withhold any taxes due from your compensation as required by law, which, in the sole discretion of the Committee, may include withholding a number of MLP Common Units otherwise payable with respect to the vested Phantom Units.

     5. Tandem DERs have not been awarded with respect to the Phantom Units granted.

     6. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be the controlling document. Terms used herein that are defined in the Plan shall have the meanings set forth in the Plan. Terms used herein that are not defined either herein or in the Plan shall have the meaning set forth in the UST MLP Partnership Agreement.

     By signing below, you agree that these Phantom Units are governed by the terms of the Plan, a copy of which is attached hereto. Please execute and return this Agreement to me. The attached copy of this Agreement is for your records.


                                       U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.


                                       By:
                                          --------------------------------------


EMPLOYEE


----------------------------------

Dated:
      ----------------------------

                                  SCHEDULE A

         Initial Grantees under the Company's Long-Term Incentive Plan


                                  Number of       Percentage of
                                Phantom Units     Total Phantom
         Name                      Granted            Units
----------------------------    -------------     -------------
       John M. Rudey                                  12.5%

     John J. Stephens                                 12.5%

     George R. Hornig                                 12.5%

    Edward J. Kobacker                                12.5%

       Mike Morgan                                     7.5%

      Martin Lugus                                     7.5%

    Robert Broadhead                                    4%

  Christopher J. Sokol                                  4%

    Walter L. Barnes                                    4%

    Jerry C. Barnes                                     4%

      Kurt Muller                                       4%

Employee pool to be allocated
   based upon performance                              15%
                                                      ----

Total...........................                      100%

                                                                 IPO Date Grants



                             [COMPANY LETTERHEAD]

                                                                        , 199
                                                             -----------     ---


                           MLP Unit Option Agreement


[Optionee]


------------------------

------------------------

------------------------

Dear              :
    --------------


     I am pleased to inform you that you have been granted Options with respect to U.S. Timberlands Company, L.P. Common Units under the Company's 1997 Long-Term Incentive Plan (the "Plan") as follows:

     1.  Option Grant #
                                            -----------------
         Grant Date
                                            -----------------
         Exercise Price per Option          $
                                            -----------------
         Total Number of Options Granted
                                            -----------------

     2. Subject to the further provisions of this Agreement, to the extent the Option becomes vested as provided in the Plan, the Options may be exercised in whole or in part or in two or more successive parts; provided, however, that an Option shall not be exercisable following the tenth anniversary of the Grant Date or the earlier termination of such Option as provided herein.

     3. The Option may be exercised from time to time by a notice in writing of such exercise which states the Option Grant # set forth above and the number of MLP Common Units in respect of which the Option is being exercised. Such notice shall be delivered to the Secretary of the Company or addressed to the Secretary of the Company at its corporate offices. An election to exercise shall be irrevocable. The date of exercise shall be the date the notice is hand delivered or mailed to the Secretary, whichever is applicable.

     4. An election to exercise an Option must be accompanied by the tender of the full Exercise Price of the Options for which the election is made. Payment may be made in cash or check acceptable to the Company. In addition, the exercise of an Option shall be subject to your providing, in a manner acceptable to the Company, for all taxes required to be withheld on such exercise.

     5. The Option is not transferable by you, other than by will or laws of descent and distribution, and may be exercised during your lifetime only by you.

     6. In the event of your termination of employment with the Company and its Affiliates for any reason other than (i) death, Disability, or Retirement or
(ii) by the Company or an Affiliate for cause, the Option outstanding on such date of termination of employment, to the extent vested on such date, may be exercised by the you (or, in the event of your death, by your Heir (as defined below)) within three months following such termination of employment, but not thereafter; however, in no event shall the Option be exercisable after the tenth anniversary of the Grant Date. To the extent the Option is not vested on your date of termination of employment, the Option shall automatically lapse and be canceled unexercised as of such date. For purposes of this Agreement, "employment" means employment as a common-law employee of the Company or an Affiliate or membership on the Board of Directors of the Company.

     7. In the event of your termination of employment with the Company and its Affiliates by reason of death, the Option shall be fully vested on such date of termination and may be exercised by the person to whom your rights shall pass by will or the laws of descent and distribution ("Heir") at any time within the one-year period beginning on your date of death, but not thereafter, and in no event shall the Option be exercisable after the tenth anniversary of the Grant Date.

     8. In the event of your termination of employment with the Company and its Affiliates by reason of Disability or Retirement, the Option shall be fully vested on such date of termination and may be exercised by you (or in the event of your subsequent death, your Heir) within the 36-month period following such termination of employment, but not thereafter, and in no event shall the Option be exercisable after the tenth anniversary of the Grant Date.

     9. In the event your employment is terminated by the Company or an Affiliate for cause, the Option shall automatically lapse in full and be canceled unexercised as of that date.

    10. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be the controlling document. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Plan.

     By signing below, you agree that these Options are governed by the terms of the Plan, a copy of which is attached hereto. Please execute and return this Agreement to me. The attached copy of this Agreement is for your records.


                                       U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.


                                       By:
                                          --------------------------------------

OPTIONEE


--------------------------------

Dated:
      --------------------------